UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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SONGZAI INTERNATIONAL HOLDING GROUP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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 SONGZAI INTERNATIONAL HOLDING GROUP, INC.
17890 Castleton Street, Suite 112
City of Industry, CA 91748

September 19, 2008

Dear Shareholders:

You are cordially invited to attend the Special Meeting of Shareholders of of Songzai International Holding Group, Inc. (the “Company”) to be held at 1:30 p.m., Pacific Standard Time, on Friday, October 10, 2008, at the Company’s Offices at 17890 Castleton Street, Suite 112, City of Industry, CA 91748. Details regarding the Special Meeting and the business to be conducted are more fully described in the accompanying Notice of Special Meeting of Shareholders and Proxy Statement.

We sincerely hope that you will be able to attend our Special Meeting.  However, whether or not you plan to attend, please sign, date, and promptly return the enclosed proxy by mail.  Returning the proxy card will ensure that your shares are represented at the meeting, but does not deprive you of your right to attend the meeting and to vote your shares in person.

On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the Company.

Very truly yours,

By:	/s/ Hongwen Li
Hongwen Li Chief Executive Officer

TABLE OF CONTENTS

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS		1

PROXY STATEMENT		2

GENERAL		2

RECORD DATE AND SHARES OUTSTANDING		2

REVOCABILITY OF PROXIES		2

VOTING PROCEDURES		2

QUORUM; VOTING; ABSTENTIONS; BROKER NON-VOTES		2

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON		3

PROPOSAL 1:	APPROVAL OF AMENDED AND RESTATED BYLAWS	3

PROPOSAL 1(a):	APPROVAL OF AMENDMENT TO BYLAWS TO CLARIFY THE PROVISIONS GOVERNING THE MEETINGS OF SHAREHOLDERS AND THE PROCEDURES RELATING TO SUCH MEETINGS	3

PROPOSAL 1(b):	APPROVAL OF AMENDMENT TO BYLAWS TO CLARIFY THE PROVISIONS GOVERNING THE BOARD OF DIRECTORS, ITS COMPOSITION AND THE CONDUCTS OF ITS MEMBERS	4

PROPOSAL 1(c):	APPROVAL OF AMENDMENT TO BYLAWS TO CLARIFY THE PROVISIONS GOVERNING THE OFFICERS AND THEIR DUTIES	4

PROPOSAL 1(d):	APPROVAL OF AMENDMENT TO BYLAWS TO PROVIDE CLEAR GUIDANCE AND PROCEDURES FOR THE ISSUANCE OF CAPITAL STOCK	4

PROPOSAL 1(e):	APPROVAL OF AMENDMENT TO BYLAWS TO PROVIDE THAT THE BYLAWS MAY BE AMENDED BY THE VOTE OF THE BOARD OF DIRECTORS	5

PROPOSAL 1(f):	APPROVAL OF AMENDMENT TO BYLAWS TO CONFORM THE PROVISIONS REGARDING INDEMNIFICATION TO TITLE 7 OF THE NEVADA REVISED STATUTES	5

PROPOSALS BY SHAREHOLDERS		5

DISSENTERS’ RIGHT OF APPRAISAL		5

CHANGE IN CONTROL		5

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT		6

DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS		7

SOLICITATION OF PROXIES		7

EXHIBIT A: AMENDED AND RESTATED BYLAWS OF SONGZAI INTERNATIONAL HOLDING GROUP, INC.		A-1

SONGZAI INTERNATIONAL HOLDING GROUP, INC.
_____________________________________________________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
OCTOBER 10, 2008
______________________________________________________

To our Shareholders:

The Special Meeting of Shareholders of Songzai International Holding Group, Inc. will be held at 1:30 p.m. (Pacific Standard Time) on Friday, October 10, 2008, at at the Company’s Offices at 17890 Castleton Street, Suite 112, City of Industry, CA 91748, for the following purposes:

1.
To approve the amended and restated Bylaws of the Company to: (a) to clarify the provisions governing the meetings of shareholders and the procedures relating to such meetings; (b) to clarify the provisions governing the board of directors, its composition and the conducts of its members; (c) to clarify the provisions governing the officers and their duties; (d) to provide clear guidance and procedures for the issuance of capital stock; (e) to provide that the Bylaws may be amended by the vote of the board of directors; and (f) to conform the provisions regarding indemnification to Title 7 of the Nevada Revised Statutes.

2.	To transact such other business as may properly come before the meeting and any postponement(s) or adjournment(s) thereof.

Only shareholders of record at the close of business on September 12, 2008 are entitled to notice of, and to vote at, the meeting.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Hongwen Li
Hongwen Li Chief Executive Officer

City of Industry, California
September 19, 2008

YOUR VOTE IS IMPORTANT

Whether or not you plan to attend the meeting, I urge you to vote your shares as soon as possible. Instructions on the proxy card will tell you how to cast your vote. The accompanying proxy statement provides you with detailed information about the matters to be voted on at the special meeting. Please read it carefully.

SONGZAI INTERNATIONAL HOLDING GROUP, INC.
17890 Castleton Street, Suite 112
City of Industry, CA 91748
 (626) 581-8878
_______________________________________________________

PROXY STATEMENT
_______________________________________________________

GENERAL

The enclosed proxy (“Proxy”) is solicited on behalf of the Board of Directors of Songzai International Holding Group, Inc. (the “Company,” “we,” “us” or “our”) for use at the Special Meeting of Shareholders to be held on October 10, 2008 at 1:30 p.m. (Pacific Standard Time), or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Special Meeting of Shareholders. The Special Meeting will be held at our principal executive office at 17890 Castleton Street, Suite 112, City of Industry, California 91748. The telephone number at that address is (626) 581-8878. This Proxy Statement and form of Proxy were first sent to stockholders on or about September 22, 2008.

RECORD DATE AND SHARES OUTSTANDING

At the close of business on September 12, 2008 (the “Record Date”), we had outstanding 14,932,582 shares of common stock, $.001 par value (“Common Stock”), each entitling shareholders to one vote per share.

REVOCABILITY OF PROXIES

Any Proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to us a written notice of revocation or a duly executed Proxy bearing a later date, or by attending the Special Meeting and voting in person. A shareholder’s mere presence at the Special Meeting will not revoke any Proxy previously given to us.

VOTING PROCEDURES

General. Your shares will be voted in accordance with your voting instructions on your form of Proxy. If you submit a signed Proxy, but do not mark your instructions, your shares:

•	Will not be voted for any of the proposals to amend and restate Company’s Bylaws; and

•	Will vote at the discretion of the proxies, upon such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

Submission of Proxies. Your vote is important. If your shares are registered in your name, you are a shareholder of record. If your shares are in the name of your broker or bank, your shares are held in street name. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting even if you cannot attend. In addition to voting in person at the Special Meeting, shareholders of record may vote by proxy by calling a toll-free phone number, by using the Internet or by mailing their signed proxy cards. The telephone and Internet voting procedures are designed to authenticate shareholders’ identity, to allow shareholders to give their voting instructions and to confirm that shareholders’ instructions have been recorded properly. Specific instructions for shareholders of record who wish to use the telephone or Internet voting procedures are set forth on the enclosed proxy card. Voting by proxy will not limit your right to vote at the Special Meeting if you later decide to attend in person. All street name shareholders also can vote by proxy via the Internet. If your shares are held in street name, you must obtain a proxy, executed in your favor, from the holder of record in order to be able to vote at the Special Meeting.

QUORUM; VOTING; ABSTENTIONS; BROKER NON-VOTES

The presence at the meeting, in person or by proxy, of the holders of a majority of the aggregate voting power of our Common Stock outstanding on the Record Date will constitute a quorum, permitting the conduct of business at the meeting. As of the Record Date, 14,932,582 shares of Common Stock, representing the same number of votes, were outstanding. Thus, the presence of the holders of Common Stock representing at least 7,466,292 votes will be required to establish a quorum.

Proxies received but marked as abstentions, votes withheld and “broker non-votes” will be included in the calculation of the number of votes considered to be present at the meeting for the purposes of determining a quorum.

The affirmative vote of the holders of a majority of the shares of Common Stock present at the meeting in person or by proxy and entitled to vote is required to approve all proposals brought before the meeting. Shares which abstain from voting as to these matters, and shares held in “street name” by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to these matters (broker non-votes), will not be counted as votes in favor of such matters. For purposes of determining whether the affirmative vote of a majority of the shares present at the meeting and entitled to vote on a proposal has been obtained, abstentions will be included in, and broker non-votes will be excluded from, the number of shares entitled to vote and present. Accordingly, abstentions will have the effect of a vote “against” the matter and broker non-votes will have the effect of reducing the number of affirmative votes required to achieve the majority vote.

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

None.

PROPOSAL 1:	APPROVAL OF AMENDED AND RESTATED BYLAWS

Proposal 1 is the approval of the Company’s Amended and Restated Bylaws.

The Board has approved, and is recommending to the shareholders for approval at the Special Meeting, to amend and restate the Company’s Bylaws to: (a) to clarify the provisions governing the meetings of shareholders and the procedures relating to such meetings; (b) to clarify the provisions governing the board of directors, its composition and the conducts of its members; (c) to clarify the provisions governing the officers and their duties; (d) to provide clear guidance and procedures for the issuance of capital stock; (e) to provide that the Bylaws may be amended by the vote of the board of directors; and (f) to conform the provisions regarding indemnification to Title 7 of the Nevada Revised Statutes. The Board has determined that amending and restating the Bylaws is advisable and in the best interests of the shareholders and should be considered at the Special Meeting referenced in this Proxy Statement. It is anticipated that the overall effect of these changes will be to make the administration of the Company more efficient and provide more flexibility for the operations of the Company within the limits of applicable law. Adoption of the Amended and Restated Bylaws will not alter in any way the directors’ existing fiduciary obligations.

The material amendments to the Company’s Bylaws are detailed below. Each material amendment will be voted on separately. To be approved each of proposals 1(a)-(f) must separately receive the affirmative “FOR” vote of a majority of the votes cast on each proposal at the Special Meeting. The Amended and Restated Bylaws also include administrative and stylistic changes which have not been detailed herein. The discussion below is qualified in its entirety by reference to the full text of the proposed Amended and Restated Bylaws, which is attached hereto as Exhibit A. The Bylaws have been revised to such an extent that it is not possible to provide a marked version to include with this Proxy Statement that shows in a meaningful manner the changes made. The Board encourages shareholders to review Exhibit A in its entirety.

The Board Unanimously Recommends a Vote “FOR” the Approval of the Amended and Restated Bylaws.

PROPOSAL 1(a):	APPROVAL OF AMENDMENT TO BYLAWS TO CLARIFY THE PROVISIONS GOVERNING THE MEETINGS OF SHAREHOLDERS AND THE PROCEDURES RELATING TO SUCH MEETINGS

The Board proposes to amend the Company’s Bylaws to clarify provisions governing the meetings of shareholders and the procedures relating to such meetings. See Exhibit A, at Article II. This amendment clarifies that the Board is required call an annual meeting of shareholders in the event such meeting is not held on the date specified in the Bylaws, and to call a special meeting of shareholders for the election of directors in the event such election is not held on the date specified in the Bylaws for the annual meeting. See Exhibit A, at Section 2.1. Additionally, this amendment clarifies that a special meeting of shareholders may be called by a majority of the Board. See Exhibit A, at Section 2.2. This amendment will also increase the number of days a notice for a meeting of shareholders must be given before the date of such meeting. See Exhibit A, at Section 2.4. This amendment will also clarify the procedure for setting record date for determining shareholders entitled to notice or to vote at a meeting of shareholders or to receive payment of any dividend or for any other proper purpose, by conforming the Bylaws to Section 78.350 of the Nevada Revised Statutes. See Exhibit A, Section 2.5. Furthermore, this amendment will permit all corporate actions to be determined at a meeting of shareholders by a majority of the votes cast by those entitled to vote at such meeting, or to be taken by written consent of the majority of shareholders entitled to vote on such matter. See Exhibit A, Sections 2.9 and 2.11. Finally, this amendment will remove the provision concerning the order of business at a meeting of shareholders.

The reason for this amendment is to provide clarifications to, and eliminate any confusion concerning, the conduct of a meeting of shareholders and the procedures relating to such meeting in order to make the administration of such meeting, whether regular and special, more efficient and orderly. This amendment may have the effect of delaying, deferring or discouraging a person or entity from acquiring control of the Company.

The Board Unanimously Recommends a Vote “FOR” the Approval of the Amendment to the Bylaws to Clarify the Provisions Governing the Meetings of Shareholders and the Procedures Relating to Such Meetings.

PROPOSAL 1(b):	APPROVAL OF AMENDMENT TO BYLAWS TO CLARIFY THE PROVISIONS GOVERNING THE BOARD OF DIRECTORS, ITS COMPOSITION AND THE CONDUCTS OF ITS MEMBERS

The Board proposes to amend the Company’s Bylaws to clarify the provisions governing the Board, its composition and the conducts of its members. See Exhibit A, at Article III. This amendment will increase the size of the Board from two to seven members, and in tandem with the proposed increase, will clarify that a quorum for a meeting of directors as a majority of the directors. See Exhibit A, at Sections 3.2 and 3.6. This amendment will also clarify that directors are allowed to participate at meetings of directors via conference telephone or similar communication device, in conformity with Section 78.315 of the Nevada Revised Statutes. See Exhibit A, at Section 3.3. Additionally, this amendment will clarify the manner that a notice for a special meeting of directors is required to be given. See Exhibit A, at Section 3.4. This amendment will further clarify that directors are permitted to act by written consent, provided that such consent is unanimous. See Exhibit A, at Section 3.7. This amendment will also clarify the permissible forms of compensation for directors. See Exhibit A, at Section 3.11. This amendment will additionally clarify certain qualifications of a director. See Exhibit A, at Section 3.2. Lastly, this amendment will clarify the selection procedure for, and the duties of, the Chairman of the Board. See Exhibit A, at Section 3.14.

The reason for this amendment is to enable the Board to have certain flexibility in its operations, and to provide the Company with the ability to bolster and complement the current slate of directors with additional qualified persons whose background and skills will benefit the Company and its operations. This amendment may have the effect of delaying, deferring or discouraging a person or entity from acquiring control of the Company.

The Board Unanimously Recommends a Vote “FOR” the Approval of the Amendment to the Bylaws to Clarify the Provisions Governing the Board of Directors, its Composition and the Conducts of its Members.

PROPOSAL 1(c):	APPROVAL OF AMENDMENT TO BYLAWS TO CLARIFY THE PROVISIONS GOVERNING THE OFFICERS AND THEIR DUTIES

The Board proposes to amend the Company’s Bylaws to clarify the provisions governing the officers and their duties. See Exhibit A, at Article IV. This amendment will clarify the Board’s ability to create such offices and make appointments thereto as the Board deems necessary, and to leave unfilled any office at the Board’s discretion other than the offices of president and secretary. See Exhibit A, at Sections 4.1 and 4.9. This amendment will also clarify the qualifications of an officer. See Exhibit A, at Section 4.1. This amendment will additionally clarify the manner in which an officer may resign from his or her office. See Exhibit A, at Section 4.4. Finally, this amendment will clarify the duties of the president. See Exhibit A, at Section 4.6.

The reason for this amendment is to enable the Company to have the ability to better select qualified persons whose background and skills are necessary for the operations of the Company’s business. This amendment may have the effect of delaying, deferring or discouraging a person or entity from acquiring control of the Company.

The Board Unanimously Recommends a Vote “FOR” the Approval of the Amendment to the Bylaws to Clarify the Provisions Governing the Officers and their Duties.

PROPOSAL 1(d):	APPROVAL OF AMENDMENT TO BYLAWS TO PROVIDE CLEAR GUIDANCE AND PROCEDURES FOR THE ISSUANCE OF CAPITAL STOCK

The Board proposes to amend the Company’s Bylaws to provide clear procedures for the issuance of capital stock. See Exhibit B, at Article VI. This amendment sets forth specific corporate formalities with respect to the issuance of certificated shares of capital stock. See Exhibit A, at Section 6.1. Additionally, this amendment will grant the directors the ability to appoint the Company’s transfer agent and registrar, provides a description of the consideration required for the issuance of capital stock, the procedures governing lost, destroyed or wrongfully taken stock certificates, and the procedures governing the issuance of fractional shares. See Exhibit A, at Sections 6.3, 6.4, 6.5 and 6.6.

The reason for this amendment is to eliminate any confusion in relation to this item. This amendment has no anti-takeover implications.

The Board Unanimously Recommends a Vote “FOR” the Approval of the Amendment to the Bylaws to Provide Clear Guidance and Procedures for the Issuance of Capital Stock.

PROPOSAL 1(e):	APPROVAL OF AMENDMENT TO BYLAWS TO PROVIDE THAT THE BYLAWS MAY BE AMENDED BY THE VOTE OF THE BOARD OF DIRECTORS

The Board proposes to amend the Company’s Bylaws to provide that the Board may adopt, amend or repeal the Company’s Bylaws, provided that any Bylaws adopted by the Board may be amended or repealed by a majority of the voting stock of the Company. See Exhibit A, at Article XI. The current Bylaws of the Company prohibit the Board from amending any provisions of the Bylaws.

The reason for this amendment is to allow the Board certain flexibility in its operations. This amendment may have the effect of delaying, deferring or discouraging a person or entity from acquiring control of the Company. Because the Board will be able to amend the Bylaws without shareholder approval, the Board may take action to prevent a takeover. Moreover, because holders of a majority of the voting stock of the Company must vote to amend the Bylaws, it may be difficult for shareholders to amend the Bylaws independently.

The Board Unanimously Recommends a Vote “FOR” the Approval of the Amendment to the Bylaws to Provide that the Bylaws may Be Amended by the Vote of the Board of Directors.

PROPOSAL 1(f):	APPROVAL OF AMENDMENT TO BYLAWS TO CONFORM THE PROVISIONS REGARDING INDEMNIFICATION TO TITLE 7 OF THE NEVADA REVISED STATUTES

The Board proposes to amend the Company’s Bylaws to conform the provisions regarding indemnification of current and former officers and directors to Title 7 of the Nevada Revised Statutes. See Exhibit A, at Article XII. This amendment will allow the Company to indemnify officers or directors involved in any threatened action as is provided for under Section 78.7502 of the Nevada Revised Statutes, whereas the current Bylaws only allow the Company to indemnify directors. This amendment also clarifies that the indemnification under the Bylaws are not exclusive. See Exhibit A, at Section 12.2. This amendment will further provide the Company with the ability to obtain insurance against the liabilities of its directors and officers. See Exhibit A, at Section 12.3. Finally, this amendment will clarify the scope of the Company’s right to settle any actions arising of its indemnification obligations. See Exhibit A, at Section 12.4.

The reason for this amendment is to ensure that the Company indemnifies directors and officers to the fullest extent permitted by the Nevada Revised Statutes. This amendment has no anti-takeover implications.

The Board Unanimously Recommends a Vote “FOR” the Approval of the Amendment to the Bylaws to Conform the Provisions Regarding Indemnification to Title 7 of the Nevada Revised Statutes.

PROPOSALS BY SHAREHOLDERS

None.

DISSENTERS’ RIGHT OF APPRAISAL

None.

CHANGE IN CONTROL

On December 31, 2007, we entered into a stock purchase agreement with Heilongjiang Xing An Group Hong Yuan Coal Mining Co., Ltd. (“Hong Yuan”), Heilongjiang Xing An Group Sheng Yu Ming Co., Ltd. (“Sheng Yu”, and collectively with Hong Yuan, the “Xing An Companies”), and their owners: Heilongjiang Xing An Mining Development Group Co., Ltd., a PRC limited liability company, Mingshu Gong, Yunjia Yue, Yunpeng Yue and Guoqing Yue (collectively the “Xing An Shareholders”). Pursuant to the terms of the stock purchase agreement, we agreed to acquire 90% of the registered capital, representing 90% of the outstanding equity interests, of the Xing An Companies from the Xing An Shareholders for the aggregate purchase price of $30,000,000 and 80,000,000 shares of our common stock (subject to proportional adjustments in the event of subdivision, combination or addition of our common stock). The transactions contemplated under the stock purchase agreement are collectively referred to as the “Acquisition”.

On April 4, 2008, we completed the Acquisition and, pursuant to the terms of the stock purchase agreement, issued our promissory notes in the aggregate of $30,000,000 and 8,000,000 common shares (as proportionally adjusted following our 10-to-1 reverse stock split in January 2008) to the Xing An Shareholders, which resulted in the change in control of the Company. Concurrently, we entered into an escrow agreement with the Xing An Companies, the Xing An Shareholders and U.S. Bank National Association as escrow agent, pursuant to which the 8,000,000 common shares have been placed in escrow as security for certain indemnification obligations of the Xing An Shareholders in connection with the Acquisition. Additionally, we entered into a trust agreement with the Xing An Shareholders and Anping Cang as trustee, pursuant to which all of the beneficial interests to the 10% of the registered capital in the Xing An Companies still held by the Xing An Shareholders are placed in trust for the benefit of the Company. In connection with the closing of the Acquisition, both Hong Yuan and Sheng Yu were issued a Certificate of Approval by the Heilongjiang Office of the State Administration for Industry and Commerce, classifying these companies as sino-foreign enterprise and listing Songzai as owner of 90% of their respective registered capitals.

As a result of the Acquisition, the Xing An Shareholders now collectively own approximately 53.57% of the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the Company’s common stock beneficially owned on September 12, 2008, for (i) each stockholder known to be the beneficial owner of 5% or more of the Company’s outstanding common stock, (ii) each executive officer and director, and (iii) all executive officers and directors as a group. In general, a person is deemed to be a "beneficial owner" of a security if that person has or shares the power to vote or direct the voting of such security, or the power to dispose or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which the person has the right to acquire beneficial ownership within 60 days. Shares of common stock subject to options, warrants or convertible securities exercisable or convertible within 60 days of September 12, 2008 are deemed outstanding for computing the percentage of the person or entity holding such options, warrants or convertible securities but are not deemed outstanding for computing the percentage of any other person. To the best of our knowledge, subject to community and martial property laws, all persons named have sole voting and investment power with respect to such shares, except as otherwise noted.

Name and Address of Beneficial Owner (1)	Number of Shares		% of Class of Stock Outstanding (2)
Hongwen Li, Chairman of the Board of Directors	1,092,038		7.31%
Hongjun Li, President and Director	422,971		2.83%
Yvonne Zhang, Chief Financial Officer	55,000	(3)	*	(4)
Huan Liu, Secretary	-		-
Heilongjiang Xing An Mining Development Group Co., Ltd. (5)	8,000,000		53.57%
Mingshu Gong (5)	8,000,000		53.57%
Yunjia Yue (5)	8,000,000		53.57%
Yunpeng Yue (5)	8,000,000		53.57%
Guoqing Yue (5)	8,000,000		53.57%
All Directors and Executive Officers as a Group (4 persons)	1,515,009		10.48%	(4)
_______________
* Less than 1%

(1)	Unless otherwise indicated, the address of the named beneficial owners is: 17890 Castleton Street, Suite 112, City of Industry, California 91748.

(2)	Unless otherwise noted, the number of outstanding shares of the Company’s common stock is based upon 14,932,582 common shares issued and outstanding as of September 12, 2008.

(3)	Includes 55,000 shares of common stock issuable upon the exercise of options that are either vested or will vest within 60 days from the date hereof.

(4)
Percentage of class of stock outstanding based upon 14,987,582 common shares, including 55,000 common shares issuable to Ms. Zhang upon the exercise of options that are either vested or will vest within 60 days from the date hereof.

(5)
The address of these named beneficial owners is: No. 9 People Road, Jiagedaqi, Jiagedaqi District, Da Xing'an Mountain Region, Heilongjiang Province, PRC 165000. These named beneficial owners received shares of our common stock in connection with the Acquisition, which shares are held in escrow pursuant to an escrow agreement dated as of April 4, 2008, as security for these named beneficial owners’ indemnification obligations in connection with the Acquisition. Mingshu Guo, Yunjia Yue, Yunpeng Yue and Guoqing Yue are also all shareholders and directors of Heilongjiang Xing An Mining Development Group Co., Ltd. (“Xing An Mining”), and thus indirectly own the shares of our common stock issued to Xing An Mining. Therefore, the number of shares reported as beneficially owned by Mingshu Guo, Yunjia Yue, Yunpeng Yue and Guoqing Yue include the shares held by Xing An Mining.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS

We will only deliver one Proxy Statement to multiple shareholders sharing an address unless we have received contrary instructions from one or more of the shareholders. We will promptly deliver a separate copy of this Proxy Statement to a shareholder at a shared address to which a single copy of the document was delivered upon oral or written request to us. Shareholders may also address future requests for separate delivery of Proxy Statements and/or annual reports by contacting us at the address listed above. Shareholders sharing an address with another shareholder who have received multiple copies of the Company's proxy materials may write or call us to request delivery of a single copy of these materials.

SOLICITATION OF PROXIES

The cost of this solicitation will be borne by us, including the costs of printing and mailing. In addition to solicitation by mail, proxies may also be solicited by our directors, officers, or regular employees, without additional compensation, personally, or by telephone, telecopier or email. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Proxy Statement to the beneficial owners of Common Stock.

/s/ Hongwen Li
Hongwen Li
Chief Executive Officer

SONGZAI INTERNATIONAL HOLDING GROUP, INC.
PROXY FOR SPECIAL MEETING OF THE SHAREHOLDERS
FRIDAY, OCTOBER 10, 2008

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of Songzai International Holding Group, Inc. (the “Company”) hereby appoints Hongwen Li, Guoqing Yue and Yvonne Zhang, or any one of them, as the attorney and proxy of the undersigned, each with the powers the undersigned would possess if personally present, and with power of substitution, as proxy to represent the undersigned at the Special Meeting of Shareholders of Songzai International Holding Group, Inc. to be held at 1:30 p.m., local time, on Friday, October 10, 2008 at the Company’s Offices at 17890 Castleton Street, Suite 112, City of Industry, CA 91748, and any adjournment or postponement thereof, and to vote the number of shares the undersigned would be entitled to vote if personally present on all subjects that may properly come before the meeting, including the matters set forth on the reverse side hereof that are further described in the Proxy Statement furnished herewith.

A VOTE “FOR” ALL PROPOSALS IS RECOMMENDED BY THE BOARD OF DIRECTORS:

Proposal 1.    To approve the amended and restated Bylaws of the Company:

You may vote on proposals 1(a)-(f) together by marking a box below. If you marke your vote here for proposals 1(a)-(f) together, any votes you make for the individual proposals will not be counted.

☐ FOR                                      ☐ AGAINST                                           ☐ ABSTAIN

Proposal 1(a). To approve the amendment to the Bylaws to clarify the provisions governing the meetings of shareholders and the procedures relating to such meetings:

☐ FOR                                      ☐ AGAINST                                           ☐ ABSTAIN

Proposal 1(b). To approve the amendment to the Bylaws to clarify the provisions governing the board of directors, its composition and the conduct of its members:

☐ FOR                                      ☐ AGAINST                                           ☐ ABSTAIN

Proposal 1(c). To approve the amendment to the Bylaws to clarify the provisions governing the officers and their duties:

☐ FOR                                      ☐ AGAINST                                           ☐ ABSTAIN

Proposal 1(d). To approve the amendment to the Bylaws to provide clear guidance and procedures for the issuance of capital stock:

☐ FOR                                      ☐ AGAINST                                           ☐ ABSTAIN

Proposal 1(e). To approve the amendment to the Bylaws to provide that the Bylaws may be amended by the vote of the board of directors:

☐ FOR                                      ☐ AGAINST                                           ☐ ABSTAIN

Proposal 1(f). To approve the amendment to the Bylaws to conform the provisions regarding indemnification to Title 7 of the Nevada Revised Statutes:

☐ FOR                                      ☐ AGAINST                                           ☐ ABSTAIN

THIS PROXY WILL BE VOTED AS DIRECTED. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL NOT BE VOTED FOR ANY OF THE PROPOSALS.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING AND PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH AND HEREBY RATIFIES ALL THAT THE SAID ATTORNEYS AND PROXIES MAY DO BY VIRTUE HEREOF.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE

In their discretion, the proxies are authorized to vote upon any other business that may properly come before the meeting or any adjournment or continuation thereof.

Note: Please mark, date and sign this proxy card and return it in the enclosed envelope. Please sign as your name appears hereon. If shares are registered in more than one name, all owners should sign. If signing in a fiduciary or representative capacity, please give full title and attach notarized evidence of authority. Corporations please sign with full corporate name by a duly authorized officer and affix corporate seal.

Please indicate if you plan to attend this meeting:          ☐ Yes    ☐ No

Signature	Date	Joint Signature	Date

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Songzai International Holding Group, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

VOTE BY PHONE
Call toll-free 1800-690-6903 within the United States, Canada and Puerto Rico. Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on Thursday, October 9, 2008. Have your proxy card in hand when you call and then follow the instructions provided by the recorded message.

VOTE BY INTERNET
Log on to the Internet and go to http://www.proxyvote.com to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on Thursday, October 9, 2008. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTING AT THE MEETING
Shareholders of record who would like to vote at the meeting must present this proxy card together with government issued photo identification. The photo identification must match the name that was issued on the stock certificate and will be verified against the shareholder list issued by the transfer agent as at the date of record. For joint shareholders of record, all parties must be present at the meeting with identification.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Exhibit A

AMENDED AND RESTATED
BYLAWS
OF
SONGZAI INTERNATIONAL HOLDING GROUP, INC.
A Nevada Corporation

ARTICLE I - OFFICE AND REGISTERED AGENT

The principal office of the corporation shall be located in Los Angeles, California. The corporation may have other such offices, either within or without the state of incorporation as the board of directors may designate or as the business of the corporation may from time to time require. The name of the registered agent of the corporation in the State of Nevada is Acorn Corporate Services.

ARTICLE II - SHAREHOLDERS

2.1            Annual Meetings.  The annual meeting of the shareholders shall be held on the 1st day of June in each year, beginning with the year 2002, for the purpose of electing directors and for the transaction of such other business as may come before the meeting. If the day fixed for the annual meeting shall be a legal holiday, such meeting shall be held on the next succeeding business day. In the event that such annual meeting is omitted by oversight or otherwise on the date herein provided for, the directors shall cause a meeting in lieu thereof to be held as soon thereafter as conveniently may be, and any business transacted or elections held at such meeting shall be as valid as if transacted or held at the annual meeting. If the election of directors shall not be held on the date designated herein for any annual meeting of shareholders, or at any adjournment thereof, the board of directors shall cause the election to be held at a special meeting of shareholders as soon thereafter as may conveniently be called. Such subsequent meeting shall be called in the same manner as is provided for the annual meeting of shareholders.

2.2            Special Meetings.  Special meetings of the shareholders, for any purpose or purposes, unless otherwise prescribed by statute, may be called by the president or by a majority of the directors, and shall be called by the president at the written request of the shareholders of not less than sixty percent of all the outstanding shares of the corporation entitled to vote at the meeting.

2.3            Place of Meeting.  The directors may designate any place, either within or without the State unless otherwise prescribed by statute, as the place of meeting for any annual meeting or for any special meeting called by the directors. A waiver of notice signed by all shareholders entitled to vote at a meeting may designate any place, either within or without the state unless otherwise prescribed by statute, as the place for holding such meeting. If no designation is made, or if a special meeting be otherwise called, the place of meeting shall be the principal office of the corporation.

2.4            Notice of Meeting.  Written or printed notice stating the place, day and hour of the meeting and, in case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less that ten no more than sixty days before the date of the meeting either personally or by mail, by or at the direction of the president, or the secretary, or the officer or persons calling the meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail, addressed to the shareholder at his/her address as it appears on the stack transfer books of the corporation, with postage thereon prepaid.

2.5            Fixing of Record Date. For the purpose of determining shareholders entitled to notice or to vote at any meeting of shareholders or any adjournment thereof, or shareholders entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other proper purpose, the board of directors may fix in advance a date as the record date for any such determination of shareholders, such date in any case to be not more than 60 days and in case of a meeting of shareholders not less than 10 days prior to the date on which the particular action requiring such determination of shareholders is to be taken. If no record date is fixed for the determination of shareholders entitled to notice or to vote at a meeting of shareholders or shareholders to receive payment of a dividend, the date on which notice of the meeting is mailed or the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be, shall be deemed the date of record for such determination of shareholders. When a determination of persons entitled to vote at any meeting of shareholders has been made as provided in this section, such determination shall apply to any adjournment thereof.

2.6            Voting Lists.  The officer or agent having charge of the stock transfer books for shares of the corporation shall make a complete list of the shareholders, prior to such meeting or any adjournment thereof. Such a list shall be arranged in alphabetical order with the address of and the number of shares held by each shareholder. This list shall be kept on file at the principal office of the corporation and shall be subject to inspection by any shareholder at any time during usual business hours. Such list shall also be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any shareholder during the whole time of the meeting. The original stock transfer book shall be prima facie evidence as to who the shareholders are, that are entitled to examine such list or transfer books or to vote at the Meeting of Shareholders.

2.7            Quorum.  At any meeting of shareholders, a majority of the outstanding shares of the corporation entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of shareholders. If less than said number of the outstanding shares is represented at a meeting, a majority of the shares so represented may adjourn the meeting from time to time without further notice. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. The shareholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum.

2.8            Proxies.  At all meetings of stock holders, a shareholder may vote by proxy executed in writing by the shareholder or by his duly authorized attorney in fact. Such proxy shall be filed with the secretary of the corporation before or at the time of the meeting.

2.9            Voting.  Each shareholder entitled to vote in accordance with the terms and provisions of the articles of incorporation and these Bylaws shall be entitled to one vote, in person or by proxy, for each share of stock entitled to vote held by such shareholders. Except as herein or in the Articles of Incorporation otherwise provided, all corporate action shall be determined by a majority of the votes cast at a meeting of shareholders by the holders of shares entitled to vote thereon.

2.10          Informal Action by Shareholders.  Any action required to be taken at a meeting of the shareholders, or any action which may be taken at a meeting of the shareholders, may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by a majority of the shareholders entitled to vote with respect to the subject matter thereof, provided that if any greater proportion and voting power is required for such action, then such greater proportion of written consents shall be required.

ARTICLE III - BOARD OF DIRECTORS

3.1            General Powers.  The business and affairs of the corporation shall be managed by its board of directors. The directors shall in all cases act as a board, and they may adopt such rules and regulations for the conduct of their meetings and the management of the corporation, as they may deem proper, not inconsistent with these Bylaws and the laws of this State.

3.2            Number, Tenure and Qualifications.  The number of directors for the board of directors of the corporation shall be no less than three and no more than seven. Each director shall hold office until the next annual meeting of shareholders and until his successor shall have been elected and qualified. Directors need not be residents of the State of Nevada or shareholders of the corporation.

3.3            Regular Meetings.  Regular meetings of the directors shall be held without other notice than these Bylaws immediately after, and at the same place as, the annual meeting of shareholders. The directors may provide, by resolution, the time and place for the holding of additional regular meetings without other notice than such resolution. Directors may participate in a meeting of the directors by means of conference telephone or similar communications equipment by which all persons participating in the meeting can hear each other and participation in a meeting under this subsection shall constitute presence in person at the meeting, pursuant to Nevada Revised Statute, Section 78.315.

3.4            Special Meetings.  Special meetings of the directors may be called by or at the request of the president or any one director. The person or persons authorized to call special meetings of the directors may fix the place for holding any special meeting of the directors called by them. The secretary shall give notice of the time, place and purpose or purposes of each special meeting by mailing the same at least two days before the meeting or by telephoning or telecopying or wiring the same at least one day before the meeting to each director.

3.5            Notice.  Notice of any special meeting shall be given at least ten days previously thereto by written notice delivered personally, or by telegram or mailed to each director at his business address. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail so addressed, with postage thereon prepaid. If notice be given by telegram company. The attendance of the director at a meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened.

3.6            Quorum.  A majority of the directors shall constitute a quorum for the transaction of business, but less than a quorum may adjourn any meeting from time to time until a quorum shall be present, whereupon the meeting may be held, as adjourned, without further notice. At any meeting at which every director shall be present, even though without any notice, any business may be transacted.

3.7            Manner of Acting.  The act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the directors. Any action required to be taken or which may be taken at a meeting of the directors may be taken without a meeting if a consent in writing setting forth the action so taken shall be signed by all the directors.

3.8            Newly Created Directorships and Vacancies.  Newly created directorships resulting from an increase in the number of directors, and vacancies occurring in the board for any reason except the removal of directors without cause, may be filled by a vote of a majority of the directors then in office, although less than a quorum exists. Vacancies occurring by reason of the removal of directors without cause shall be filled by vote of the shareholders. A director elected to fill a vacancy caused by resignation, death or removal shall be elected to hold office for the unexpired term of his predecessor.

3.9            Removal of Directors.  Any or all of the directors may be removed for cause by vote of the shareholders or by action by the board. Directors may be removed without cause only by vote of the shareholders.

3.10          Resignation.  A director may resign at any time by giving written notice to the board, the president or the secretary of the corporation. Unless otherwise specified in the notice, the resignation shall take effect upon receipt thereof by the board or such officer, and the acceptance of the resignation shall not be necessary to make it effective.

3.11          Compensation.  By resolution of the board, the directors shall be paid their expenses, if any, of attendance at each meeting of the board, and may be paid a fixed sum for attendance at each meeting of the board or a stated salary as director. Nothing herein contained shall be construed to preclude any director from serving the corporation in any other capacity and receiving compensation therefore.

3.12          Presumption of Assent.  A director of the corporation who is present at a meeting of the directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his dissent shall be entered in the minutes of the meeting or unless he shall file his written dissent to such action with the person acting as the secretary of the meeting before the adjournment thereof or shall forward such dissent by registered mail to the secretary of the corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to a director who voted in favor of such action.

3.13          Executive and Other Committees.  The board, by resolution, may designate from among its members an executive committee and other committees, each consisting of three or more directors. Each such committee shall serve at the pleasure of the board.

3.14          Chairman of the Board.  The directors may elect from their own number a chairman of the board, who shall preside at all meetings of the directors, and shall perform such other duties as may be prescribed from time to time by the board.

ARTICLE IV - OFFICERS

4.1            Number.  The officers of the corporation shall be a president, a secretary and a treasurer, each of whom shall be elected by the directors. Such other officers and assistant officers as may be deemed necessary may be elected or appointed by the directors. In their discretion, the directors may leave unfilled any office for any such period as they may determine except those of president and secretary. Any two or more offices may be held by the same person. Officers may or may not be directors or shareholders of the corporation.

4.2            Election and Term of Office.  The officers of the corporation to be elected by the directors shall be elected annually at the first meeting of the directors held after each annual meeting of the shareholders. Each officer shall hold office until his successor shall have been duly elected and shall have qualified or until his death or until he shall resign or shall have been removed in the manner hereinafter provided.

4.3            Removal.  Any officer or agent elected or appointed by the directors may be removed by the directors whenever in their judgment the best interests of the corporation would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed.

4.4           Resignation.  Any officer may resign at any time by delivering a written resignation either to the board or to the president or to the secretary. Unless otherwise specified therein, such resignation shall take effect upon delivery.

4.5            Vacancies. A vacancy in any office because of death, resignation, removal, disqualification or otherwise, may be filled by appointment by the directors for the unexpired portion of the term.

4.6            President.  The president shall be the chief executive officer (principal executive officer) of the corporation and, subject to the control of the directors, shall in general supervise and control all of the business and affairs of the corporation. He shall, when present, preside at all meetings of the shareholders and, in the absence of the chairman of the board, at meetings of the directors. He may sign, with the secretary or any other proper officer of the corporation thereunto authorized by the directors, certificates for shares of the corporation, any deeds, mortgages, bonds, contracts, or other instruments which the directors have authorized to be executed, except in cases where the signing and execution thereof shall be expressly delegated by the directors or by these Bylaws to some other officer or agent of the corporation, or shall be required by law to be otherwise signed or executed; and in general shall perform all duties incident to the office of president and such other duties as may be prescribed by the directors from time to time.

4.7            Secretary.  In the absence of the president or in event of his death, inability or refusal to act, the secretary shall perform the duties of the president, and when so acting shall have all the powers of and be subject to all the restrictions upon the president. The secretary shall keep the minutes of the shareholders' and directors' meetings in one or more books, see that all notices are duly given in accordance with the provisions of these Bylaws or as required, be custodian of the corporate records and of the seal of the corporation and keep a register of the post office address of each shareholder which shall be furnished to the secretary by such shareholder, have general charge of the stock transfer books of the corporation and in general perform all duties incident to the office of the secretary and such other duties as from time to time may be assigned to him by the president or by the directors.

4.8            Treasurer.  If required by the directors, the treasurer shall give a bond for the faithful discharge of his duties in such sum and with such surety or sureties as the directors shall determine. He shall have charge and custody of and be responsible for all funds and securities of the corporation; receive and give receipts for moneys due and payable to the corporation from any source whatsoever, and deposit all such moneys in the name of the corporation in such banks, trust companies or other depositories as shall be selected in accordance with these Bylaws and in general perform all of the duties incident to the office of treasurer and such other duties as from time to time may be assigned to him by the president or by the directors.

4.9            Other Officers.  Such other officers as may be deemed necessary may be elected or appointed by the board. These other officers shall perform such duties and have such powers as may be assigned to them by the board.

4.10          Salaries.  The salaries of the officers shall be fixed from time to time by the directors and no officer shall be prevented from receiving such salary by reason of the fact that he is also a director of the corporation.

ARTICLE V – CONTRACTS, LOANS, CHECKS, AND DEPOSIT

5.1            Contracts.  The directors may authorize any officer or officers, agent or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the corporation, and such authority may be general or confined to a specific instance.

5.2            Loans.  No loans shall be contracted on behalf of the corporation and no evidences of indebtedness shall be issued in its name unless authorized by a resolution of the directors. Such authority may be general or confined to a specific instance.

5.3            Checks, Drafts, Etc. All checks, drafts, or other orders for the payment of money, notes or other evidences of indebtedness issues in the name of the corporation, shall be signed by such officer or officers, agent or agents of the corporation and in such manner as shall from time to time be determined by resolution of the directors.

5.4            Deposits.  All funds of the corporation not otherwise employed shall be deposited from time to time to the credit of the corporation in such banks, trust companies or other depositaries as the directors may select.

ARTICLE V1 - CERTIFICATES FOR SHARES AND THEIR TRANSFER

6.1            Certificates for Shares.  Certificates representing shares of the corporation shall be in such form as shall be determined by the directors. Such certificates shall be signed by the president and by the secretary or by such other officers authorized by law and by the directors, and sealed with the seal of the corporation or a facsimile. The signatures of such officers upon a certificate may be facsimiles if the certificate is countersigned by a transfer agent or registered by a registrar other than the corporation itself or one of its employees. All certificates for shares shall be consecutively numbered or otherwise identified. The name and address of the shareholders, the number of shares and date of issue, shall be entered on the stock transfer books of the corporation. All certificates surrendered to the corporation for transfer shall be canceled and no new certificate shall be issued until the former certificate for a like number of shares shall have been surrendered and canceled, except that in case of a lost, destroyed or mutilated certificate a new one may be issued therefore upon such terms and indemnity to the corporation as the directors may prescribe.

6.2            Transfer of Shares.

(a) Upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment, or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, and cancel the surrendered certificate; every such transfer shall be entered on the transfer book of the corporation which shall be kept at its principal office.

(b) The corporation shall be entitled to treat the holder of record of any share as the holder in fact thereof, and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share on the part of any other person whether or not it shall have express or other notice thereof except as expressly provided by the laws of this state.

6.3           Transfer Agent and Registrar. The directors shall have power to appoint one or more transfer agents and registrars for the transfer and registration of certificates of stock of any class, and may require that stock certificates shall be countersigned and registered by one or more of such transfer agents and registrars.

6.4           Lost or Destroyed Certificates. The corporation may issue a new certificate to replace any certificate theretofore issued by it alleged to have been lost or destroyed. The board may require the owner of such a certificate or his legal representatives to give the corporation a bond in such sum and with such sureties as the board may direct to indemnify the corporation and its transfer agents and registrars, if any, against claims that may be made on account of the issuance of such new certificates. A new certificate may be issued without requiring any bond.

6.5           Consideration for Shares.  The capital stock of the corporation shall be issued for such consideration, but not less than the par value thereof, as shall be fixed from time to time by the board.  In the absence of fraud, the determination of the board as to the value of any property or services received in full or partial payment of shares shall be conclusive.

6.6           Fractional Shares. Notwithstanding anything else in these Bylaws, the corporation, if the directors so resolve, will not be required to issue fractional shares in connection with an amalgamation, consolidation, exchange or conversion.  At the discretion of the directors, fractional interests in shares may be rounded to the nearest whole number, with fractions of 1/2 being rounded to the next highest whole number, or may be purchased for cancellation by the corporation for such consideration as the directors determine. The directors may determine the manner in which fractional interests in shares are to be transferred and delivered to the corporation in exchange for consideration and a determination so made is binding upon all shareholders of the corporation. In case shareholders having fractional interests in shares fail to deliver them to the corporation in accordance with a determination made by the directors, the corporation may deposit with the corporation's registrar and transfer agent a sum sufficient to pay the consideration payable by the corporation for the fractional interests in shares, such deposit to be set aside in trust for such shareholders. Such setting aside is deemed to be payment to such shareholders for the fractional interests in shares not so delivered which will thereupon not be considered as outstanding and such shareholders will not be considered to be shareholders of the corporation with respect thereto and will have no right except to receive payment of the money so set aside and deposited upon delivery of the certificates for the shares held prior to the amalgamation, consolidation, exchange or conversion which result in fractional interests in shares.

ARTICLE VII - FISCAL YEAR

The fiscal year of the corporation shall begin on the 1st day of January each year.

ARTICLE VIII - DIVIDENDS

The directors may from time to time declare, and the corporation may pay, dividends on its outstanding shares in the manner and upon the terms and conditions provided by law.

ARTICLE IX - SEAL

The directors shall provide a corporate seal which shall be circular in form and shall have inscribed thereon the name of the corporation, the state of incorporation, year of incorporation and the words, "Corporate Seal."

ARTICLE X - WAIVER OF NOTICE

Unless otherwise provided by law, whenever any notice is required to be given to any shareholder or director of the corporation under the provisions of these Bylaws or under the provisions of the articles of incorporation, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.

ARTICLE XI - AMENDMENTS

The holders of shares entitled at the time to vote for the election of directors shall have the power to adopt, amend, or repeal the Bylaws of the corporation by a vote of not less than a majority of such shares, and except as otherwise provided by law, the board of directors shall have the power equal in all respects to that of the shareholders to adopt amend, or repeal the Bylaws by a vote of not less than a majority of the entire board.  However, any By-Law adopted by the board of directors may be amended or repealed by a vote of the holders of a majority of the shares entitled at the time to vote for the election of directors.

ARTICLE XII - INDEMNIFICATION

12.1          Indemnification.  No officer or director shall be personally liable for any obligations arising out of any acts or conduct of said officer or director performed for or on behalf of the corporation. The corporation shall and does hereby indemnify and hold harmless each person and his heirs and administrators who shall serve at any time hereafter as a director or officer of the corporation from and against any and all claims, judgments and liabilities to which such persons shall become subject by reason of any action alleged to have been heretofore or hereafter taken or omitted to have been taken by him as such director or officer, and shall reimburse each such person for all legal and other expenses reasonably incurred by him in connection with any such claim of liability; including power to defend such person from all suits as provided for under the provisions of the Nevada Corporation Laws; provided, however that no such person shall be indemnified against, or be reimbursed for, any expense incurred in connection with any claim or liability arising out of his own gross negligence or willful misconduct. The rights accruing to any person under the foregoing provisions of this section shall not exclude any other right to which he may lawfully be entitled, nor shall anything herein contained restrict the right of the corporation to indemnify or reimburse such person in any proper case, even though not specifically herein provided for. The corporation, its directors, officers, employees and agents shall be fully protected in taking any action or making any payment or in refusing so to do in reliance upon the advice of counsel.

12.2          Other Indemnification.  The indemnification herein provided shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any bylaw, agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer or employee and shall inure to the benefit of the heirs, executors and administrators of such a person.

12.3          Insurance.  The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer or employee of the corporation, or is or was serving at the request of the corporation in such capacity for another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against him and incurred by him in any capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against liability under the provisions of this Article XII or the laws of this State.

12.4          Settlement by Corporation.  The right of any person to be indemnified shall be subject always to the right of the corporation by its board, in lieu of such indemnity, to settle any such claim, action, suit or proceeding at the expense of the corporation by the payment of the amount of such settlement and the costs and expenses incurred in connection therewith.

ARTICLE XIII - MISCELLANEOUS

Unless, and to the extent prohibited by law, the provisions contained in Sections 78.378 to 78.3793 of the Nevada General Corporation Law, relating to the inability of an "acquiring person", as defined under such Sections, who acquires a "controlling interest", as defined in such Sections, to exercise voting rights on any "controlled shares", as defined in such Sections, unless such voting rights are conferred by a majority vote of the disinterested shareholders of the corporation, shall not apply to the corporation. As such, an acquirer of a controlling interest in the corporation may vote the shares acquired, without obtaining consent from the disinterested shareholders.

Unless, and to the extent prohibited by law, the provisions contained in Sections 78.411 to 78.444 of the Nevada General Corporation Law, relating to the inability of a "resident domestic corporation", as defined by such Sections, from engaging in a combination with an "interested shareholder", as defined by such Sections, for three years following the interested shareholder's date of acquiring the shares causing such shareholder to became an interested shareholder, without the prior consent of the board of directors of such corporation, shall not apply to the corporation.

DATED, this ___ day of October, 2008.

CERTIFIED TO BE THE BYLAWS OF SONGZAI INTERNATIONAL HOLDING GROUP, INC.

____________________
SECRETARY